SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement            / / Confidential, for Use of the
                                               Commission Only (as permitted by
/X/ Definitive Proxy Statement                 Rule 14a-6(e)(2) )

/ / Definitive Additional Materials

/ / Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MAVERICK TUBE CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
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/ / Fee paid previously with preliminary materials.

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    previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                            MAVERICK TUBE CORPORATION
                    16401 Swingley Ridge Road, Seventh Floor
                          Chesterfield, Missouri 63017
                                ---------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                ---------------

To the Stockholders of:

    MAVERICK TUBE CORPORATION

    Our Annual Meeting of Stockholders ("Annual Meeting") will be held at The Doubletree Hotel and Conference Center, 16625 Swingley Ridge Road, Chesterfield, Missouri 63017, on Monday, February 7, 2000 at 4:00 P.M., Central Standard Time, for the following purposes:

    1. To elect seven (7) directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

    2. To consider and act upon a proposal to approve the Maverick Tube Corporation 1999 Director Stock Option Plan; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on December 9, 1999, as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of stockholders for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at our office, 16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017.

    A copy of our Annual Report for fiscal year 1999 accompanies this Notice.

                                   By Order of the Board of Directors,

                                   /s/ Barry R. Pearl

                                   Barry R. Pearl
                                   Secretary

December 17, 1999
Chesterfield, Missouri

--------------------------------------------------------------------------------
  WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                            MAVERICK TUBE CORPORATION
                    16401 Swingley Ridge Road, Seventh Floor
                          Chesterfield, Missouri 63017
                                ---------------
                                PROXY STATEMENT
                                ---------------

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 7, 2000

    As used in this Proxy Statement, unless the context otherwise requires, the terms "we," "us," "our" or "Maverick" refers to Maverick Tube Corporation.

    This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors, for use at the Annual Meeting of Stockholders to be held on February 7, 2000, or any adjournment thereof (the "Annual Meeting"). Shares represented by properly executed proxies received in time for the Annual Meeting will be voted as directed by our stockholders and, if no directions are given, will be voted as follows: "FOR" the election of each of the seven persons named herein as nominees for directors of Maverick, as set forth in ITEM 1 and as indicated in the enclosed form of proxy, and "FOR" the approval of our 1999 Director Stock Option Plan, as set forth in ITEM 2 and as indicated in the enclosed form of proxy.

    Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to our Secretary, at the principal office of Maverick prior to the Annual Meeting, a written notice of revocation or a later-dated, properly executed proxy. This Proxy Statement and enclosed form of proxy are first being mailed or delivered to our stockholders on or about December 17, 1999.

    Solicitation of proxies will be made primarily by mail. The cost of solicitation of proxies will be paid by us and will also include reimbursement paid to brokerage firms and others for their reasonable out-of-pocket expenses of forwarding solicitation materials to their principals.

    On December 9, 1999, the record date of the determination of stockholders entitled to vote at the Annual Meeting, there were 17,768,474 shares of our common stock, par value $.01 per share ("Common Stock") outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to a vote of the stockholders. A majority of the outstanding shares present or represented by proxy will constitute a quorum at the Annual Meeting. Votes that are withheld in the election of directors, abstentions on all other matters properly brought before the Annual Meeting and proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters (so-called "broker non-votes") will be considered as shares present for purposes of determining a quorum. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. With regard to any other matters, abstentions (including proxies which deny discretionary authority on any other matters properly brought before this meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such other matters. Broker non-votes will not be treated as shares represented at the Annual Meeting as to such matter(s) not voted on and therefore will have no effect.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth information as of December 9, 1999 with respect to each person known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of Common Stock:

Name and Address of                          Amount and Nature of                    Percent
Beneficial Owner(1)                          Beneficial Ownership                   of Class
Woodbourne Partners, L.P.                 Sole Voting:             0                  7.03%
10  South  Broadway, Suite 2000           Shared Voting:           0
St. Louis, MO 63102                       Dispositive:     1,250,000
----------

(1) Based on a Schedule 13D filed with the Securities and Exchange Commission by Woodbourne Partners, L.P. on March 12, 1999.

Management Ownership of Our Common Stock

    Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of December 9, 1999, the beneficial ownership of (1) each of the executive officers named in the Summary Compensation Table, (2) each present director and executive officer of Maverick and (3) all present directors and executive officers as a group, of shares of our Common Stock. The individuals named have furnished this information to us.

                                Number of Shares          Currently
Name of Individual or             Beneficially           Exercisable         Percent
Number in Group                      Owned                Options(1)        of Class
----------------------          -----------------       --------------     ----------
Gregg M. Eisenberg                   124,708               30,000             *
William E. Macaulay                   26,500(2&3)          26,500             *
David H. Kennedy                      46,500                7,500             *
C. Robert Bunch                       24,900               22,500             *
C. Adams Moore                        18,500               18,500             *
Barry R. Pearl                        10,000                    0             *
T. Scott Evans                        58,286               36,000             *
Sudhakar Kanthamneni                  91,008               80,000             *
Wayne P. Mang                         15,000               15,000             *
John M. Fox                           21,000               15,000             *
                                     -------              -------
All current  directors and
executive officers as a group
(10 persons)                         416,402              251,000            2.30%
                                                                       (of 17,768,474 shares)
----------

*  Represents less than 1% of the class.

(1) Number of shares of Common Stock issuable upon the exercise of options which are presently exercisable or will first become exercisable within 60 days of December 9, 1999. Such shares are included in the number of shares of Common Stock indicated under the column captioned "Number of Shares Beneficially Owned" above.

(2) Excludes: (a) 300,000 shares of Common Stock owned by American Gas and Oil Investors, Limited Partnership ("AmGO") and (b) 200,000 shares of Common Stock owned by AmGO II, Limited Partnership, ("AmGO II"). First Reserve
    Corp. is the managing general partner of AmGO and AmGO II. William E. Macaulay who is a Director of Maverick also serves as Chairman and Chief
    Executive Officer of First Reserve Corp. William E. Macaulay disclaims beneficial ownership of these shares.

(3) Excludes:  (a) 3,850 shares of Common Stock owned by Anne R.  Macaulay;  and
    (b) 3,850 shares of Common Stock owned by Elizabeth R. Macaulay. Mr. Macaulay disclaims beneficial ownership of these shares.

                         ITEM 1 -- ELECTION OF DIRECTORS

    The term of office of each of the seven current members of our Board of Directors expires at the 2000 Annual Meeting. It is the intention of the persons named in the accompanying proxy, unless otherwise directed, to vote such proxies for the election of each of the seven nominees named below as our directors to serve until the 2001 Annual Meeting of Stockholders and until their successors are elected and qualified. If any persons named below should become unavailable for election as a director, the holders of the proxies reserve the right to substitute another nominee of their choice. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE SEVEN NOMINEES NAMED BELOW.

    The following table sets forth information with respect to each nominee for election as a director, each of whom has agreed to serve if elected.

                                 Principal Occupation
                                and Business Experience
                                During Past 5 Years and                             Served as a
Name                 Age         Other Directorships                               Director Since
----                 ---       -------------------------                          ----------------
Gregg M. Eisenberg    49    Chairman of the Board since February 1996; President,      1988
                            Chief Executive Officer and a Director of the Company
                            since 1988.

William E. Macaulay   54    Chairman  and  Chief  Executive  Officer  of First         1987
                            Reserve Corp. since 1983; Director of Weatherford,
                            Inc., National-Oilwell, Inc., Pride International,
                            Inc., Superior   Energy   Services,   Inc.   and
                            Trans Montaigne, Inc.

David H. Kennedy      50    Independent energy consultant since January, 1999;         1996
                            Managing  Director  of First  Reserve  Corp.  from
                            1981 to 1998; Director of Berkley Petroleum Corpora-
                            tion and Pursuit Resources, Inc.

C. Robert Bunch       45    Vice President and Chief Administrative Officer of         1991
                            Input/ Output,  Inc. since November 1999; Partner,
                            in the law  firm of King & Pennington, L.L.P. from
                            1997 to 1999; Executive Vice President and Chief
                            Operating Officer of Oyo Geospace Corporation (June
                            1995-May 1996); Attorney, Scott, Douglass & Luton,
                            L.L.P. (June 1994-May 1995); President,  Geo-Capital
                            Resources, L.C. (July 1993-May 1994).

C. Adams Moore        66    Independent  consultant in the steel  distribution         1996
                            and fabrication businesses since February 1992; Vice
                            President of Sales of Bethlehem Steel  Corporation
                            and President of Bethlehem Steel Export Corporation
                            (January  1983-February 1992);  Director of Fisher
                            Tank Company and Warren Fabricating Corporation.

Wayne P. Mang         62    President & Chief Operating Officer Russel Metals          1997
                            (1991-May  1997);   "Non-Executive"  Chairman  and
                            Director of Laclede Steel Co. since 1997; President
                            & Chief Executive   Officer   Metals   Group  of
                            Federal Industries Ltd. (1982-1991).

John M. Fox           59    President,  Chief  Executive  Officer and a member         1997
                            of the Board of Directors of Markwest  Hydrocarbon,
                            Inc. since 1988 and 1996 respectively; Founder of
                            Western Gas Resources,  Inc. and Executive  Vice
                            President and Chief Operating Officer (1972-1986).

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms furnished to us, we believe all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during fiscal 1999 and were filed timely.

Board Committees

    Our Board of Directors has established an Audit Committee currently consisting of Messrs. Kennedy (Chairman), Moore and Fox and a Compensation Committee currently consisting of Messrs. Bunch (Chairman), Moore and Mang. The primary role of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to our stockholders, potential stockholders and the investment community, with regard to financial reporting and the adequacy of internal controls, policies and procedures and to function as a committee for the Board of Directors to report on, among other things, the independence of our independent public accountants. The purpose of the Compensation Committee is to act on behalf of the Board of Directors with respect to the compensation of directors and executive officers. The Compensation Committee also administers Maverick's option and other benefit plans.

    During the fiscal year ended September 30, 1999, the Board of Directors held five meetings, the Audit Committee held two meetings and the Compensation Committee held two meetings. During such fiscal year each incumbent director attended no fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the meetings held during the period by the Committees of the Board of Directors on which he served.

Compensation of Directors

    We pay an annual retainer of $20,000 to each non-employee director. In addition, we pay to each non-employee director for each Board of Directors meeting attended, and for each committee meeting attended, compensation of $1,500 and $750, respectively. We also pay the ordinary and necessary out-of-pocket expenses incurred by non-employee directors to attend Board of Directors and Committee meetings. Pursuant to our Director Stock Option Plan, as amended, which was approved by our stockholders in February, 1995 (the "Directors' Plan"), in fiscal 1999, each director of Maverick, other than Mr. Eisenberg, received an option to acquire 7,500 shares of Common Stock at an exercise price equal to the fair market value of such shares at the time of grant. The Directors' Plan expired on November 16, 1999 and no further options may be granted under such plan.

    The Board of Directors has adopted, subject to approval by our stockholders, the Maverick Tube Corporation 1999 Director Stock Option Plan. See ITEM 2 for the terms of this proposal.

Compensation Committee Interlocks and Insider Participations

    No member of the Compensation Committee is now an officer or an employee of Maverick or any of its subsidiaries or has been at any time an officer of Maverick or any of its subsidiaries.

                             EXECUTIVE COMPENSATION

    The following table sets forth information relating to compensation paid to or accrued for the benefit of our Chief Executive Officer and each of our three current executive officers (together identified as the "named executive officers") for all services rendered in all capacities to us during each of our last three completed fiscal years. No compensation was paid in the form of restricted stock awards, stock appreciation rights or payouts pursuant to long-term incentive plans during any of the last three fiscal years.


                           SUMMARY COMPENSATION TABLE

                              Fiscal                       Other Annual   Securities     All Other
          Name and             Year     Salary     Bonus   Compensation   Underlying   Compensation/
     Principal Position       Ended     ($)(1)    ($)(2)      ($)(3)      Options(#)     ($)(4&5)
---------------------------- -------  ---------  -------- --------------  -----------  ------------
Gregg M. Eisenberg            1999     302,000     34,424          --       90,000        39,296
Chairman of the Board,        1998     290,000     29,779          --           --        38,858
President and Chief           1997     265,000    193,292          --           --        37,424
Executive Officer

Barry R. Pearl                1999     172,000     19,605      94,024(7)    25,000         4,661
Vice President-               1998      47,596(6)   4,811          --       80,000            --
Finance and Administration,   1997         N/A        N/A         N/A          N/A           N/A
Treasurer, Secretary and
Chief Financial Officer

T. Scott Evans                1999     172,000     18,149          --       60,000        31,233
Vice President-               1998     165,000     15,233          --           --        31,399
Commercial Operations         1997     150,000    108,635          --           --        30,142

Sudhakar Kanthamneni          1999     177,000     21,850          --       60,000        46,273
Vice President-               1998     170,000     16,135          --           --        46,852
Manufacturing and Technology  1997     155,000    115,042          --           --        35,312
----------

(1) Includes that portion of salary deferred at the named executive officer's election under the Maverick Tube Corporation Savings for Retirement Plan (our "401(k) Plan").

(2) Executive  officers of Maverick may earn bonuses under our Performance Bonus
    Plan  (quarterly)  and  Profitability   Bonus  Plan  (annually)  if  certain
    performance criteria, which are established annually, are met.

(3) Except as otherwise noted, other annual compensation paid or distributed to each of the named executive officers did not in any year exceed the lesser of $50,000 or 10% of his respective annual salary and bonus.

(4) Includes amounts contributed by us under our 401(k) Plan and additional compensation deferred under the Executive Deferred Compensation Plan established in fiscal 1996 for the benefit of certain executive officers. The Executive Deferred Compensation Plan provides for annual fixed deferred compensation awards (together with interest thereon) all of which are payable on the fifth anniversary of the first award, provided that the executive officer remains employed by us, or upon the executive officer's death or a change in control of Maverick. During fiscal 1999, deferred compensation awards of $15,000, $15,000 and $30,000 were made to Messrs. Eisenberg, Evans and Kanthamneni, respectively.

(5) Includes additional amounts deferred under the Deferred Compensation Plan established in fiscal 1996 for the benefit of our executive officers and certain key managers. The Deferred Compensation Plan was established in order to retain the services of and provide long term performance incentive to certain key employees of Maverick. The awards are established annually based on performance and profitability goals and cannot exceed 6% of the participant's base salary.

(6) Barry R. Pearl joined us on June 15, 1998 and became Chief Financial Officer of Maverick at that time. Accordingly, compensation information for the fiscal year 1998 relates only to the period Mr. Pearl was employed by us.

(7) Represents the costs associated with the relocation of Mr. Pearl to the St. Louis area in connection with his employment by Maverick.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                  Individual Grants
                      -------------------------------------------------------      Potential Realizable
                        Number of     % of Total                                      Value at Assumed
                       Securities       Options                                        Annual Rates of
                       Underlying     Granted to    Exercise, or                  Stock Price Appreciation
                        Options      Employees in    Base Price     Expiration      for Option Term(1)
        Name          Granted (#)(2)  Fiscal Year      ($/Sh)           Date           5%           10%
-------------------- --------------- ------------- --------------   ------------  ------------  ----------
Gregg M. Eisenberg...      90,000          22.7%        7.125         11-11-08     $ 994,789    $2,345,661
Barry R. Pearl.......      25,000           6.3%        7.125         11-11-08     $ 276,330    $  651,573
T. Scott Evans.......      60,000          15.1%        7.125         11-11-08     $ 663,193    $1,563,774
Sudhakar Kanthamneni.      60,000          15.1%        7.125         11-11-08     $ 663,193    $1,563,774
----------

(1) The potential realizable values shown illustrate the values that might be realized upon exercise immediately prior to the expiration of the option's term using 5 percent and 10 percent appreciation rates set by the Securities and Exchange Commission, compounded annually and therefore are not intended to forecast possible future appreciation, if any, of our stock price. Additionally, these values do not take into consideration certain provisions of the option which could affect value, such as the nontransferability or the termination thereof following termination of employment.

(2) Each option will become exercisable with respect to one-third of the total number of shares subject to the option on November 11, 2001 and will become exercisable with respect to an additional one-third of the total number of shares on November 11, 2002 and November 11, 2003. Each option also becomes fully exercisable within 30 days of a Change of Control of Maverick. See "Employment Arrangements with Executive Officers."

                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
                                                                                            Value of
                                                                Number of Securities       Unexercised
                                                               Underlying Unexercised      In-the-Money
                                                                    Options at              Options at
                                                                 Fiscal Year-End (#)     Fiscal Year-End ($)
                       Shares Acquired                              Exercisable/           Exercisable/
       Name            on Exercise (#)   Value Realized ($)        Unexercisable          Unexercisable(1)
---------------------  ---------------- ---------------------  ----------------------   --------------------
Gregg M. Eisenberg...         0                 0                 30,000/130,000         $300,000/$1,360,000
Barry R. Pearl.......         0                 0                      0/105,000               $0/  $657,500
T. Scott Evans.......         0                 0                  36,000/90,000         $369,372/  $948,750
Sudhakar Kanthamneni.         0                 0                 80,000/100,000         $885,417/$1,075,000
----------

(1) Represents  the market value of the underlying  Common Stock at the close of business on September 30, 1999,  less the aggregate exercise price.

Employment Arrangements with Executive Officers

    Other than the employment agreement with Mr. Pearl discussed below, we are not a party to any employment agreements with our officers or employees. We have entered into Severance Agreements with each of the named executive officers. With respect to Messrs. Eisenberg, Evans, and Kanthamneni, such Severance Agreements provide for severance pay upon the involuntary termination of the named executive officer (other than for cause) of an amount equal to one-half of the executive officer's then base annual salary. The amount of severance pay Mr. Pearl would be entitled to under these circumstances and prior to a "Change of Control" as discussed below, is governed by the terms of his employment agreement with us. The Severance Agreements also provide for severance pay to the named executive officer if, within 30 months following a "Change of Control" of Maverick, the employment of the named executive officer with us (or our successor) is terminated by us (or our successor) other than for cause or is terminated by the named executive officer for "good reason." In this event, the executive shall be entitled to a lump-sum severance payment equal to two and one-half times the sum of (i) his then Base Salary, and (ii) the value of his bonus under our Performance Bonus Plan, assuming that the specified performance criteria for the year in question had been met. Additionally, the executive will be entitled to the continuation of certain benefits (such as health, life and disability insurance) for the 30 month period, and a "gross-up" payment in respect of "excess parachute payments", if any, resulting from payments under the Severance Agreement. A "Change of Control" is defined in the Severance Agreements to mean, generally, the occurrence of certain events which result in the acquisition by an entity, or group of entities acting in concert, of thirty-five percent (35%) or more of our outstanding Common Stock. The term "good reason" is defined in the Severance Agreements to mean, generally, a significant reduction of the duties or salaries, a required relocation of the named executive officer, the occurrence of certain breaches of the agreement by us or the determination of the executive officer that the business philosophy or policies of Maverick or its successor are not compatible with those of the executive officer. Additionally, the option agreements with each of the named executive officers with respect to options granted in November, 1995, September, 1996 and November 1998 under our 1994 and 1990 Stock Option Plans respectively, and pursuant to Mr. Pearl's employment agreement, shall become exercisable immediately upon the occurrence of certain events which would result in a Change of Control.

    In connection with our employment of Barry R. Pearl, we entered into an employment agreement with Mr. Pearl providing for (i) a base salary of $165,000 per year subject to upward adjustments by the Board, and (ii) the participation by Mr. Pearl in our bonus, incentive compensation and similar programs generally available to our executive officers, consisting of our "Performance Bonus Plan," (earned on a quarterly basis) and our "Profitability Bonus Plan," (earned on an annual basis) each of which are performance based bonus programs whereby the amount of bonus is determined by reference to specified criteria which is established in advance. In addition, Mr. Pearl was granted an option to purchase 80,000 shares of our Common Stock under our 1994 Stock Option Plan at an option price equal to the closing price of the Common Stock on The NASDAQ Stock Market on the day immediately preceding the grant thereof. Such option is exercisable by Mr. Pearl, in whole or in part, at any time on or after June 15, 2001 and ending on June 15, 2008 (its expiration date). We may terminate Mr. Pearl's employment for cause (as defined in the employment agreement) or without cause. If his employment is terminated for cause or if Mr. Pearl resigns, his salary and bonus rights will cease on the date of the termination or resignation. If we terminate Mr. Pearl's employment without cause, Mr. Pearl is entitled to receive a lump sum payment equal to his then current base salary and his bonus through the date of such termination, on a pro rata basis. Mr. Pearl's employment agreement also requires that he refrain from disclosing information confidential to us or engaging, directly or indirectly, in activities which would be competitive with us to any significant extent at any time during his employment or for a period of one year from the date of any termination of his employment with us.

Certain Relationships and Related Transactions

    Certain funds managed by First Reserve Corp. hold a substantial minority equity interest in National-Oilwell, Inc.("National-Oilwell") whose Tubular Products Division was a significant customer of Maverick. William E. Macaulay, a director of Maverick, is also a director of National Oilwell. In fiscal 1999, National Oilwell accounted for 7.5 percent of our net sales. National-Oilwell sold its Tubular Products Division on June 17, 1999.

    In connection  with his relocation to the St. Louis area, we loaned to Barry
R. Pearl, our Chief Financial Officer, pending the sale of his former residence, the amount of $370,000 on an interest free basis. The loan was to be repaid in full on the earlier occurrence of: (i) the sale of Mr. Pearl's former residence; or (ii) June 10, 1999. This loan was repaid in full on March 1, 1999.

    In fiscal 1999, we paid club membership fees and certain other expenses (totaling approximately $96,438.00) to a country club in which Mr. Eisenberg, our Chairman and Chief Executive Officer, and Messrs. Evans and Kanthamneni, our Vice President -Commercial Operations and Vice President -- Manufacturing and Technology, own a 20%, 2% and 2% equity interest, respectively. These fees and other expenses relate to club memberships used by certain officers and employees of Maverick in connection with business development activities and to foster customer relations. These membership fees and other expenses incurred by our executive officers and key employees were on substantially the same terms as those prevailing at the time for all members of the club. We expect to continue to pay similar membership fees and other expenses to this country club in fiscal 2000.

                          COMPENSATION COMMITTEE REPORT

    Our Compensation Committee is committed to providing a comprehensive compensation package designed to attract and retain quality executive officers, instill a long-term commitment to us and ensure that the interests of management and our stockholders are aligned. With this in mind, the Compensation Committee's principal objective is to link executive compensation to corporate performance. However, the Committee also considers progress on strategic and other qualitative goals when determining base salaries of our executive officers. The Committee's compensation policies include the following:

    o establishing compensation levels competitive with those of similar-size manufacturing companies;

    o balancing our short-term and long-term goals and performance and those of our executive officers; and

    o linking executive officer compensation to increasing shareholder value through stock options.

    Given  the  Compensation   Committee's  policies,  our  executive  officers'
compensation packages primarily include three elements: (1) base salary; (2) cash bonuses; and (3) stock options.

Base Salaries

    Base salaries for our executive officers are initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by referring to the relevant competitive marketplace for executive management, which includes a comparison to a self-selected group of other manufacturing companies of a size similar to that of Maverick. The comparative group is not limited to companies which comprise the published industry index or peer group shown in our stock performance graph presented below. Rather, the Compensation Committee believes that the relevant marketplace for executive management is broader than that represented by other companies in our industry. The base salary for each of our executive officers is targeted generally at or below the mid-point within the comparative group. When determining base salary, the Compensation Committee also takes into account other aspects of the entire compensation package afforded by us to the individual officer, which include matching contributions under our 401(k) Plan, incentive compensation programs, deferred compensation and certain perquisites.

    Base salaries are reviewed annually and adjusted after considering executive officer salaries of the comparative group (as discussed previously), our performance for the year, the individual executive's contribution to that performance, achievement of individual performance objectives and years of service with us. The Compensation Committee exercises judgment and discretion in the information it reviews and the analysis it considers. In reviewing base salaries of our executive officers other than the Chief Executive Officer, the Compensation Committee also takes into account the views of Gregg M. Eisenberg, Chairman, President and Chief Executive Officer, whose views typically are subjective, such as his perception of the individual's performance, the importance of his role and functional responsibilities to the overall well-being of Maverick and any planned changes in functional responsibilities.

    In determining Mr. Eisenberg's base salary for fiscal 2000, the Compensation Committee considered several factors. These factors, to which the Committee did not attribute specific values or weights, included (i) our financial performance during fiscal 1999 relative to our peers in the oil service business, (ii) competitive salary and bonus levels for Chief Executive Officers at comparably sized public companies in similar businesses as well as general inflation of salaries in the economy, (iii) completion of the start-up of our new cold drawn products business and (iv) our position in the market place. Based on these considerations, the Compensation Committee set Mr. Eisenberg's base salary for fiscal 2000 at $315,000, which reflects a 4.3% increase over fiscal 1999. Mr. Eisenberg was also awarded deferred cash compensation of $15,000 during fiscal 1999 under our Deferred Compensation Program.

Bonuses

    Our executive officers are eligible for quarterly cash bonuses under the terms of our Performance Bonus Plan, not to exceed 15% of base salary, based on the achievement of specified objective criteria related to, among other things, sales and manufacturing results. In fiscal 1999, the specified criteria were attained and Mr. Eisenberg and the other executive officers received quarterly cash bonuses.

    Our executive officers are also eligible for annual cash bonuses, under the terms of our Profitability Bonus Plan. Under this plan, the Compensation Committee establishes bonuses as a percentage of base salary, which for fiscal 1999 was limited to 60% of base salary in the case of our executive officers. The criteria for annual bonuses in fiscal 1999 were the achievement by us of a specified earnings per share target and the achievement of certain other performance goals. In fiscal 1999, we did not meet the specified earnings per share target and no annual bonus payments were made to our executives.

Stock Options

    The granting of stock options is a key part of our overall compensation program designed to provide our executive officers and other key employees with incentives to maximize our long-term financial performance and align their interests with those of our stockholders.

    In determining whether and how many options should be granted, the Committee may consider the seniority of and contributions of executive officers and key employees, as well as the number of options already held and such other factors as it deems appropriate. However, the Compensation Committee has not established target awards governing the receipt, timing or size of option grants under our stock option plans, other than to set a maximum limit. Thus, a determination by the Compensation Committee with respect to the granting of stock options is subjective in nature.

    The Compensation Committee's primary consideration for determining the number of shares covered by options provided during fiscal 1999 to Mr. Eisenberg and our other executive officers, was to encourage the long-term retention and performance of these officers.

                                 Respectfully submitted,

                                 COMPENSATION COMMITTEE OF THE
                                 BOARD OF DIRECTORS OF
                                 MAVERICK TUBE CORPORATION

                                 C. Robert Bunch, Chairman
                                 C. Adams Moore, Member
                                 Wayne P. Mang, Member

                                STOCK PERFORMANCE

    Set forth below is a line graph comparing the cumulative total shareholder return since October 1, 1994 through September 30, 1999 on our Common Stock against the cumulative total return of the NASDAQ Stock Market -- U.S. and our peer group as selected by us, as well as the Philadelphia Exchange Oil Service Index. Included in the peer group are our direct public competitors whose main operations are the manufacturing of tubular products and consist of Lone Star Steel Co., North Star Steel Co. and Prudential Steel, Ltd. The Philadelphia Exchange Oil Service Index has been provided for informational purposes only.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
        AMONG MAVERICK TUBE CORPORATION, THE NASDAQ STOCK MARKET (U.S.),
          A PEER GROUP AND THE PHILADELPHIA EXCHANGE OIL SERVICE INDEX
                                                                        Philadelphia
Measurement Period         Maverick Tube                 NASDAQ Stock   Exchange Oil
(fiscal Year Covered)       Corporation    Peer Group    Market (U.S.)     Service
---------------------    ---------------- ------------  --------------  ------------
9/94                            100           100            100            100
9/95                             79            95            138            140
9/96                            138           140            164            261
9/97                            815           685            225            560
9/98                            136           176            229            246
9/99                            328           304            372            330


*$100 INVESTED ON 9/30/94 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS.
                        FISCAL YEAR ENDING SEPTEMBER 30.

ITEM 2 -- APPROVAL OF THE MAVERICK TUBE CORPORATION 1999 DIRECTOR STOCK OPTION
                                       PLAN

    Our Board of Directors has adopted, subject to the approval by our stockholders, the Maverick Tube Corporation 1999 Director Stock Option Plan (the "1999 Directors' Plan") which provides for the granting of non-qualified stock options to the non-employee directors of Maverick. The total number of shares of Common Stock issuable under the 1999 Directors' Plan is not to exceed 300,000 shares, subject, generally, to adjustment in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or similar changes affecting Maverick's stockholders.

    We had the Directors' Plan, which provided for the automatic yearly grant, on the first business day after the annual meeting of stockholders, to each non-employee director of a non-qualified stock option to acquire 7,500 shares of our Common Stock. The Directors' Plan also provided for the automatic grant of a non-qualified stock option to a director who served as a director at the beginning of a fiscal year and subsequently became a non-employee director of Maverick during such fiscal year. The Directors' Plan expired on November 16, 1999 and no further options may be granted under this plan. While the Directors' Plan was in effect, options to acquire a total of 159,500 shares of our Common Stock were granted. The 1999 Directors' Plan, the terms of which are substantially the same as those of the Directors' Plan, is intended to replace the Directors' Plan.

    The purpose of the 1999 Directors' Plan is to enable us to continue to provide incentive to qualified persons who are otherwise unaffiliated with Maverick to become and remain our directors, and to encourage ownership of our Common Stock by these persons. The Board of Directors believes the 1999 Directors' Plan will directly promote the interests of Maverick and its stockholders because the incentives and rewards made available to outside directors thereunder would be directly related to the share value of our Common Stock. The vote required to approve the 1999 Directors' Plan is a majority of the shares of Maverick's Common Stock present, in person or by proxy, and voting at the Annual Meeting.

    The complete text of the 1999 Directors' Plan is set forth in Appendix A to this Proxy Statement. The following summary is qualified in its entirety by reference to the full text of the 1999 Directors' Plan.

Description of 1999 Directors' Plan

    The 1999 Directors' Plan provides for the automatic yearly grant, on the first business day after the annual meeting of stockholders, to each non-employee director of a non-qualified stock option to acquire 7,500 shares of our Common Stock. A non-employee director is a director of Maverick who is not an officer or employee of Maverick or of any subsidiary thereof and who is not a director, officer or employee of a corporation, partnership, trust or other entity that is a beneficial owner (as defined in Section 13(d)(3) of the Securities Act of 1933, as amended) of ten percent or more of our Common Stock. Options granted under the 1999 Directors' Plan are exercisable at a price equal to the fair market value of our Common Stock on the date of the grant, and are generally exercisable at any time after six months from the date of grant until the earlier of the date the director ceases to be a director for any reason or five years. Director stock options will survive for a limited period of time if the director ceases to be a director due to his or her death, disability or normal retirement from the Board of Directors.

    The Board of Directors may amend or revise the 1999 Directors' Plan, or the term of any option granted thereunder, without stockholder approval unless such amendment or revision would require stockholder approval to continue to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or as may otherwise be required by the market on which our Common Stock is traded (e.g., The Nasdaq Stock Market). No amendment, revision or termination of the 1999 Directors' Plan shall impair the rights or obligations of any options previously granted without the consent of the optionee. No option may be granted under the 1999 Directors' Plan more than five years after its effective date, which was November 16, 1999.

    The market value of our Common Stock, as of December 9, 1999, was $21.25. Currently, six of Maverick's seven directors qualify as non-employee directors and thus may participate in the 1999 Directors' Plan. If the 1999 Directors' Plan is approved by our stockholders, on February 8, 2000 each of the six non-employee directors will receive an option to acquire 7,500 shares of our Common Stock at a per share exercise price equal to the fair market value of our Common Stock on that date, with similar grants to be made to the then non-employee directors of Maverick in each following year.

Federal Income Tax Consequences

    In general, no income will be recognized upon the grant of an option under the 1999 Directors' Plan. As a non-qualified option, the exercise thereof is a taxable event which requires the optionee to recognize ordinary income in an amount equal to the difference between the then fair market value of the shares and the exercise price, and we generally will be entitled to a deduction for Federal income tax purposes, equal to the amount of income taxable to the optionee upon the exercise of the option.

    Our Board of Directors believes the adoption of the 1999 Directors' Plan is in the best interests of Maverick and its stockholders and, accordingly, recommends a vote FOR this proposal, which is ITEM 2 on the accompanying proxy card. Proxies received in response to the Board's solicitation will be voted FOR approval of the 1999 Directors' Plan if no specific instructions are included thereon for ITEM 2.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Ernst & Young LLP, our independent public accountants for the fiscal year ended September 30, 1999, has been selected as our independent public accountants for the fiscal year ending September 30, 2000. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

    Under our By-laws, any stockholder who wishes to bring a matter before an annual meeting of stockholders must deliver a written notice to our Secretary not less than 45 days nor more than 90 days before the anniversary date of the day that proxy materials were first mailed for the prior year's annual meeting of stockholders, provided the actual date of the annual meeting of stockholders is within 30 days of the anniversary date of the prior year's annual meeting. The written notice must contain the name and record address of the stockholder submitting the proposal, a brief description of the proposal sought to be raised at the meeting, the number of shares of our stock beneficially owned by the proposing stockholder and certain other information specified in our By-laws. Failure to comply with this advance notice requirement will preclude the stockholder from submitting the proposal to the meeting. For the 2001 Annual Meeting of Stockholders, such written notice must be given not later than November 2, 2000, and not earlier than September 18, 2000. In addition, under the SEC's proxy rules, if a stockholder wishes to bring a matter before an annual meeting of stockholders but does not provide written notice of the proposal to us at least 45 days before the anniversary date of the day that proxy materials were first mailed for the prior year's annual meeting of stockholders, any proxies received by the Board of Directors from stockholders in response to its solicitation will be voted by our designated proxies in their discretion on such matter (if the matter is allowed to be brought before the meeting, consistent with our By-laws described above), regardless of whether specific authority to vote on such matter has been received from the stockholders submitting such proxies. Thus, any stockholder who wishes to submit a proposal at the 2001 Annual Meeting of Stockholders and also wishes to avoid the possibility of discretionary voting by our proxies on such matter must give written notice to our Secretary on or before November 2, 2000.

    Under the Securities and Exchange Commission's proxy rules, any stockholder proposal to be presented at the 2001 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices not later than August 19, 2000, for inclusion in the Board of Director's Proxy Statement and form of proxy related to that meeting. Each proposal submitted should be accompanied by the name and address of the stockholder submitting the proposal, the number of shares of Common Stock owned by him of record or beneficially and the date on which the shares were acquired. If the proponent is not a stockholder of record, proof of beneficial ownership should also be submitted. Each proposal must be a proper subject for action and comply with the proxy rules of the Securities and Exchange Commission.

    A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS FOR FISCAL YEAR 1999 ACCOMPANIES THIS PROXY STATEMENT.

    A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO MAVERICK TUBE CORPORATION, 16401 SWINGLEY RIDGE ROAD, SEVENTH FLOOR, CHESTERFIELD, MISSOURI 63017; ATTN.: SECRETARY.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

                                 OTHER BUSINESS

    Our Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as set forth in the Notice which accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors,

                                       /s/ Barry R. Pearl

                                       BARRY R. PEARL
                                       Secretary

                                                                   APPENDIX A

                            MAVERICK TUBE CORPORATION
                         1999 DIRECTOR STOCK OPTION PLAN

                      Section 1. Establishment and Purpose.

    Maverick Tube Corporation (the "Company") hereby establishes a stock option plan to be named the Maverick Tube Corporation 1999 Director Stock Option Plan. The purpose of the Plan is to provide (i) further inducement to qualified persons to become and remain Eligible Directors of the Company, and (ii) additional incentive to Eligible Directors of the Company by encouraging them to acquire shares of Stock upon the exercise of the Options granted hereunder in return for services rendered by them to the Company, thereby increasing such Eligible Directors' proprietary interest in the business of the Company. Options granted under the Plan will not be incentive stock options within the meaning of
Section 422 of the Code.

                             Section 2. Definitions.

    (a) Act means the Securities Exchange Act of 1934, as amended and in effect from time to time.

    (b) Administrator means the person, board of directors, committee or entity performing the functions of the administrator of the Plan as provided for herein, as designated by the Board from time to time and, in absence of such designation, the Board shall be the Administrator.

    (c) Board means the Board of Directors of the Company.

    (d) Code means the Internal Revenue Code of 1986, as amended and in effect from time to time.

    (e) Company means Maverick Tube Corporation, a corporation organized and existing under the laws of the State of Delaware.

    (f) Eligible Director means, at any given time, a director of the Company who is not an officer or employee of the Company or of any subsidiary thereof and who is not a director, officer or employee of a corporation, partnership, trust or other entity that is a beneficial owner (as defined in Section 13(d)(3) of the Act) of ten percent or more of the Stock of the Company.

    (g) Fair Market Value of a share of Stock means,  for any  particular  date,
(i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when the Stock is authorized as a Nasdaq National Market security, the last transaction price per share as quoted by The Nasdaq Stock Market (the "Nasdaq"), (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or authorized as a Nasdaq National Market security, but when the Stock is authorized as a Nasdaq Small Cap Market security, the closing bid price as reported by the Nasdaq, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day or (iv) the market price per share of Stock as determined by a nationally recognized investment banking firm selected by the Board of Directors in the event neither (i), (ii) nor (iii) above shall be applicable. If Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the preceding day when the markets were open.

    (h) Option means an option granted under this Plan to acquire Stock.

    (i)  Optionee means the person to whom an Option is granted.

    (j) Option Agreement means the agreement between the Company and an Optionee setting forth the terms and provisions of an Option.

    (k) Option Date means the date as of which an Option is granted, which shall be the first business day after the 2000 annual meeting of stockholders of the Company and the first business day after each subsequent annual meeting of the stockholders of the Company.

    (l) Period of Exercisability means the period during which an Option may be exercised as determined under Section 6 of this Plan.

    (m) Plan means the Maverick  Tube  Corporation  1999  Director  Stock Option
Plan.

    (n) Post-Death Representative(s) means the executor(s), administrator(s) or personal representative(s) of the Optionee's estate or the person or person(s) to whom the Optionee's rights under his or her Option pass by the Optionee's will or the laws of descent and distribution.

    (o) Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time, or any successor rule.

    (p) Stock means authorized and unissued shares of $0.01 par value common stock of the Company or shares reacquired by the Company held in its treasury.

                           Section 3. Administration.

    The  Plan  is  intended  to  be a  "formula  plan"  under  Rule  16b-3.  The
Administrator  shall  administer  the  Plan  on  behalf  of  the  Company.   The
Administrator may adopt, amend, and rescind from time to time such administrative rules, and may take from time to time such actions, with or without notice to affected Optionees, as the Administrator may deem appropriate to implement or interpret the provisions of the Plan or to exercise any authority, discretion or power explicitly or implicitly granted to the Administrator under the Plan; provided however, that no such rules or actions may be inconsistent with the provisions of the Plan or Rule 16b-3. The Administrator may make rules or take action pursuant to this Section by any appropriate means.

                     Section 4. Shares Subject to the Plan.

    (a) Subject to the provisions of Section 10 hereof, a maximum of 300,000 shares of Stock may be issued pursuant to the exercise of Options granted under the Plan.

    (b) At any time during the existence of the Plan, there shall be reserved for issuance upon the exercise of Options granted under the Plan an amount of Stock (subject to adjustment as provided in Section 10 hereof) equal to the total number of shares then issuable pursuant to all such Option grants which shall have been made prior to such time. The Company in its discretion may use reacquired shares held in the treasury in lieu of authorized but unissued shares.

    (c) If an Option terminates, in whole or in part, by expiration or for any reason other than exercise of such Option, the shares previously reserved for issuance upon grant of the Option shall again be available for issuance as if such shares had never been subject to an Option.

                         Section 5. Granting of Options.

    (a) Each person who is an Eligible Director on an Option Date (commencing on the Option Date for 2000) shall receive an Option to acquire 7,500 shares of Stock at a per share purchase price equal to the Fair Market Value of the Stock on the Option Date. In each subsequent year, each person who is an Eligible Director on the Option Date shall receive an Option to acquire 7,500 shares of Stock at a per share purchase price equal to the Fair Market Value of the Stock on the Option Date.

    (b) All Options granted under the Plan shall be granted as of an Option Date. Promptly after each Option Date, the Company shall notify the Optionee of the grant of the Option, and shall hand deliver or mail to the Optionee an Option Agreement, duly executed by and on behalf of the Company, with the request that the Optionee execute and return the Option Agreement within thirty days after the Option Date. If the Optionee shall fail to execute and return the Option Agreement within said thirty-day period, his or her Option shall be automatically terminated, except that if the Optionee dies within said thirty-day period, such Option Agreement shall be effective notwithstanding the fact that it has not been signed prior to death.

                          Section 6. Terms of Options.

    Notwithstanding any other provision of the Plan, each Option shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

    (a) The option price for each share of Stock covered by an Option shall be an amount equal to 100 percent of the Fair Market Value of a share of Stock on the Option Date of such Option.

    (b) The Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or the regulations thereunder. The designation of a beneficiary does not constitute a transfer. The Option shall be exercisable during the Optionee's lifetime only by the Optionee.

    (c) The Option shall be exercisable, in whole or in part, at any time and from time to time on or after the date which is six months after the Option Date and before its expiration, which shall occur upon the earlier of (i) the date on which an Optionee ceases to hold office as a director of the Company for any reason other than retirement, death or disability, (ii) the date that is three months after the effective date of the Optionee's retirement from service on the Board, (iii) the date that is one year after the date on which the Optionee's service on the Board ceases due to death or disability, (iv) the date on which the Optionee ceases to qualify as an Eligible Director for any reason other than retirement, death or disability, and (v) the fifth anniversary of the Option Date.

    (d) An Option may be exercised only during the Period of Exercisability determined under Section 6(c) hereof.

                    Section 7. No Right to Remain a Director.

    The grant of an Option shall not create any right in any person to remain as a director of the Company.

                         Section 8. Exercise of Options.

    (a) An Option may be exercised in whole or in part during the Period of Exercisability, except as otherwise may be provided in the Option Agreement, by giving written notice to the Company stating the number of shares of Stock for which the Option is being exercised, accompanied by payment in full of the aggregate purchase price for the shares of Stock being purchased. Payment of the aggregate purchase price for the shares of Stock may be made (i) in cash for the full amount of such purchase price, (ii) by delivery to the Company of certificates representing shares of Stock owned by the Optionee for longer than six months and registered in the Optionee's name, having a Fair Market Value as of the date of exercise and tender equal to the full amount of such purchase price, or (iii) a combination of (i) and (ii) which collectively equals the full amount of such purchase price.

    (b) An Optionee shall have none of the rights of a stockholder with respect to shares of Stock subject to an Option until shares of Stock are issued to him or her upon the exercise of such Option.

                         Section 9. General Provisions.

    The Company shall not be required to issue or deliver any certificate for shares of Stock to an Optionee upon the exercise of an Option prior to:

    (a) (i) if requested by the Company, the filing with the Company by the Optionee or the Optionee's Post-Death Representative of a representation in writing that at the time of such exercise it was his or her then present intention to acquire such shares for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such shares of Stock under any State or Federal securities laws or rulings or regulations of any governmental regulatory body which the Company shall determine to be necessary or advisable; and

    (b) the obtaining of any other consent, approval or permit from any State or Federal governmental agency which the Administrator may, in its sole and absolute discretion upon the advice of counsel, determine to be necessary or advisable.

                       Section 10. Adjustment Provisions.

    The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company with or into another entity, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company for any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

    The shares with respect to which Options may be granted are shares of Stock as presently constituted. If, however, the outstanding shares of Stock are subdivided or consolidated, or such shares are exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Stock subject to the Plan as provided in Section 4 hereof, and the shares of Stock subject to issuance under outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Administrator. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

    Notwithstanding anything to the contrary contained in this Section 10, upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation (or, in the case of a three-party merger where the Company, while the surviving corporation, becomes a subsidiary of another corporation), or upon a sale of substantially all of the assets of the Company, then the Plan shall terminate on the date and any Options granted under the Plan shall terminate on the date before the consummation of the transaction, and the Administrator shall have the right, but shall not be obligated, to accelerate the time in which any Option may be exercised prior to such termination, unless provision shall be made in writing in connection with such transaction for the continuance of the Plan, for the assumption of Options previously granted, or the substitution for such Options with new options to purchase the stock of a successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and the option price, in which event the Plan and Options previously granted shall continue in the manner and under the terms so provided; provided, however, that the Administrator and the Board shall have the authority to amend this Section to require that a successor assume all obligations under any outstanding Options.

    Adjustments under this Section 10 shall be made by the Administrator, and any determination of the Administrator as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

    Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash, property, labor, or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Options therefore granted or the purchase price per share with respect to outstanding Options.

                Section 11. Duration, Amendment and Termination.

    (a) The Board may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without further action on the part of the stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee, adversely affect or impair the rights of such Optionee, and provided further, that no amendment requiring stockholder approval in order to meet the requirements of Rule 16b-3 shall be effective unless such stockholder approval is obtained, and provided further that the provisions relating to eligible persons, the amount and price of awards and the timing of awards may not be amended more than once every six months except to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended or the rules thereunder.

    (b) The period during which Options may be granted under the Plan shall terminate on November 16, 2004, unless the Plan earlier shall have been terminated as provided above.

                        Section 12. Stockholder Approval.

    The Plan became effective on November 16, 1999, subject to approval by the stockholders of the Company at its annual meeting to be held on or about February 7, 2000, or any adjournment thereof.

                           Section 13. Miscellaneous.

    (a) An Optionee shall have no rights as a stockholder with respect to shares issuable upon exercise of an Option until the date of the issuance of shares to the Optionee pursuant to such exercise. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

    (b) Nothing contained in the Plan shall be construed as giving any Optionee, such Optionee's beneficiaries, or any other person any equity or other interest of any kind in any assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any subsidiary and any such person.

    (c) Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interests, whether or not such action would have an adverse effect on the Plan or any Option granted under the Plan. No Optionee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

    (d) The proceeds received by the Company from the sale of shares of Stock pursuant to the Plan shall be used for general corporate purposes.

    (e) All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the law of conflicts. Titles and headings to sections in the Plan are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

    (f) The Company shall have the right to take such action as may be necessary in connection with any exercise of Options to satisfy any applicable obligation to withhold amounts pursuant to Federal, State, or local tax law. The Administrator may permit shares of Stock having an aggregate value equal to or less than the amount required to be withheld to be used to satisfy tax withholding requirements, and such shares shall be valued at the Fair Market Value per share as of the date of such exercise.

    (g) It is intended that the Options that may be granted and Stock issuable under the Plan will be registered under the Securities Act of 1933, as amended. At the time any shares of Stock are issued or transferred pursuant to the exercise of an Option, such shares will have been accepted for trading on The NASDAQ Stock Market or such other national securities exchange on which the Company's Stock is then predominantly traded.


 APPENDIX TO MAVERICK'S PROXY STATEMENT FOR 2000 ANNUAL MEETING OF STOCKHOLDERS Proxy Card for 2000 Annual Meeting of Stockholders

(FRONT OF PROXY CARD)
                           MAVERICK TUBE CORPORATION
               This Proxy is Solicited By the Board of Directors
           For The Annual Meeting of Stockholders - February 7, 2000

The undersigned hereby appoints GREGG M. EISENBERG and BARRY R. PEARL, and each of them the true and lawful attorneys-in-fact, agents and proxies of the under-signed, with full power of substitution, to vote on behalf of the undersigned all of the shares of stock of MAVERICK TUBE CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Doubletree Hotel and Conference Center, 16625 Swingley Ridge Road, Chesterfield, Missouri 63017 at 4:00 P.M., Central Standard time on Monday, February 7, 2000, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such stock, and the undersigned authorizes and instructs said proxies to vote as follows:

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                (Continued and to be signed on reverse side.)


(BACK OF PROXY CARD)
                           MAVERICK TUBE CORPORATION
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

1. Election of Directors, Nominees: 01-Gregg M.           For  Withhold  For All
   Eisenberg, 02-William E. Macaulay, 03-C. Robert        All    All      Except
   Bunch, 04-C. Adams Moore, 05-David H. Kennedy,
   06-Wayne P. Mang and 07-John M. Fox
   ____________________________________________________   / /     / /       / /
   (To withold authority for any Individual nominee, print that nominee's name on the line provided above and mark the box under "For All Except")

2. Proposal to approve the Maverick Tube Corporation
   1999 Director Stock Option Plan.                       For   Against  Abstain
                                                          / /      / /       / /

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and all adjournments thereof.



Dated:_____________________________________________________,_______
Signature(s)_______________________________________________________
___________________________________________________________________
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE STOCKHOLDER(S) SIGNING SAME.  IF NO DIRECTION IS GIVEN, THIS
PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
Please sign exactly as name appears on this Proxy Card. When shares are held by joint tenants both should sign. When signing as attorney-in-fact, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE